SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      October 13, 2004
                                                --------------------------------


                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-12381                   22-3463939
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)


6 Brighton Road, Clifton, New Jersey                              07015
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code    (973) 778-1300
                                                  ------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of Linens 'n Things, Inc. (the "Company") dated October 13, 2004, reporting the Company's estimated sales and earnings results for the third quarter of 2004. Such estimated earnings results as well as all "outlook" information constitute "forward looking" information within the meaning of The Private Securities Litigation Reform Act of 1995.


The press release regarding the Company's 2004 estimated third quarter sales and earnings results include and, where indicated, exclude the expected impact of EITF 02-16. The expected impact of EITF 02-16 is further detailed in, and is reconciled to generally accepted accounting principles (GAAP) as part of the press release. In the Company's view, in discussing its results and financial condition, in order to better measure and to assist the analysis of the Company's period to period operating performance it is important for management and investors to be provided operating performance measures which identify the impact of the EITF 02-16 accounting change on operating results and financial condition. In addition, management feels that is important for investors to understand the manner in which management evaluates the Company's period to period operating performance, thus the inclusion of these non-GAAP measures is intended to provide an additional metric for reviewing performance that management internally uses to evaluate performance on a comparative period-to-period basis in terms of absolute performance and trend performance. Such information is supplemental to information presented in accordance with GAAP, is not intended to represent a presentation in accordance with GAAP, and should not be considered as a substitute for, or superior to, measures of financial performance prepared and presented in accordance with GAAP.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

     99.1  Press Release of Linens 'n Things, Inc., dated October 13, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LINENS 'N THINGS, INC.


Dated: October 13, 2004                         By:    /s/ William T. Giles
                                                       --------------------
                                                Name:  William T. Giles
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

   99.1         Press Release of Linens 'n Things, Inc., dated October 13, 2004.